SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 24, 2003

                              Moldflow Corporation
               (Exact name of registrant as specified in charter)


     Delaware                           000-30027               04-3406763
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission file number)     (IRS employer
    of incorporation)                                       identification no.)


                     430 Boston Post Road, Wayland, MA 01778
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (508) 358-5848







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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits:

Exhibit 99.1 - Press Release issued by Moldflow Corporation dated April 24, 2003

Item 9. Regulation FD Disclosure

The following information is furnished under Item 12 of Form 8-K "Results of Operations and Financial Condition". This information is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On April 24, 2003, Moldflow Corporation issued a press release regarding the quarter ended March 29, 2003. The full text of the press release is attached to this Form 8-K as an exhibit.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MOLDFLOW CORPORATION



Date: April 24, 2003            By:   /s/ A. Roland Thomas
                                    ----------------------------------
                                Name:     A. Roland Thomas
                                Title:    President and Chief Executive Officer






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                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------

   99.1       Press Release issued by Moldflow Corporation dated April 24, 2003.